UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): August 25, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-121605-21              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-10HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Terwin Advisors LLC, as Seller, Specialized Loan Servicing, LLC, as Servicer, JPMorgan Chase Bank, N.A. as Servicing Administrator,
Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On August 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Terwin Mortgage Trust Asset-Backed Certificates,
                Series TNTS 2005-10HE

                        JPMorgan Chase Bank, N.A. as Servicing Administrator, Securities Administrator and Backup Servicer

                 By:    /s/  Pei Huang
                        --------------------------------------------
                Name:   Pei Huang
               Title:   Assistant Vice President

                Date:   August 30, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         August 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2005

                              Terwin Mortgage Trust
                           Asset-Backed Certificates
                                Series 2005-10HE
                        Statement To Certificateholders
                                 August 25, 2005
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                  Ending
                Face         Principal                                                        Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total          Losses     Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1A      125,909,000.00    125,909,000.00   7,775,104.68    354,626.20      8,129,730.88       0.00       0.00      118,133,895.32
A1B       69,596,000.00     69,596,000.00           0.00    204,138.60        204,138.60       0.00       0.00       69,596,000.00
A1C       14,695,000.00     14,695,000.00           0.00     44,017.65         44,017.65       0.00       0.00       14,695,000.00
M1        10,213,000.00     10,213,000.00           0.00     31,227.67         31,227.67       0.00       0.00       10,213,000.00
M2         9,247,000.00      9,247,000.00           0.00     28,561.67         28,561.67       0.00       0.00        9,247,000.00
M3         5,934,000.00      5,934,000.00           0.00     18,420.95         18,420.95       0.00       0.00        5,934,000.00
M4         4,830,000.00      4,830,000.00           0.00     15,444.60         15,444.60       0.00       0.00        4,830,000.00
M5         4,554,000.00      4,554,000.00           0.00     14,739.15         14,739.15       0.00       0.00        4,554,000.00
M6         4,140,000.00      4,140,000.00           0.00     13,528.03         13,528.03       0.00       0.00        4,140,000.00
B1         3,864,000.00      3,864,000.00           0.00     14,369.25         14,369.25       0.00       0.00        3,864,000.00
B2         3,312,000.00      3,312,000.00           0.00     12,496.82         12,496.82       0.00       0.00        3,312,000.00
B3         3,036,000.00      3,036,000.00           0.00     12,470.79         12,470.79       0.00       0.00        3,036,000.00
B4         2,070,000.00      2,070,000.00           0.00     11,239.81         11,239.81       0.00       0.00        2,070,000.00
B5         2,622,000.00      2,622,000.00           0.00     14,237.10         14,237.10       0.00       0.00        2,622,000.00
B6         5,520,000.00      5,520,000.00           0.00     28,750.00         28,750.00       0.00       0.00        5,520,000.00
B7         3,450,000.00      3,450,000.00           0.00     17,968.75         17,968.75       0.00       0.00        3,450,000.00
R                100.00            100.00         100.00          0.00            100.00       0.00       0.00                0.00
TOTALS   272,992,100.00    272,992,100.00   7,775,204.68    836,237.04      8,611,441.72       0.00       0.00      265,216,895.32

ES                 0.00              0.00           0.00     46,006.06         46,006.06       0.00       0.00                0.00
X                  0.00              0.00           0.00    804,429.52        804,429.52       0.00       0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A     881561UX0   1,000.00000000      61.75177851    2.81652781       64.56830632      938.24822149       A1A      3.621250 %
A1B     881561UY8   1,000.00000000       0.00000000    2.93319444        2.93319444    1,000.00000000       A1B      3.771250 %
A1C     881561UZ5   1,000.00000000       0.00000000    2.99541681        2.99541681    1,000.00000000       A1C      3.851250 %
M1      881561VB7   1,000.00000000       0.00000000    3.05763928        3.05763928    1,000.00000000       M1       3.931250 %
M2      881561VC5   1,000.00000000       0.00000000    3.08874986        3.08874986    1,000.00000000       M2       3.971250 %
M3      881561VD3   1,000.00000000       0.00000000    3.10430570        3.10430570    1,000.00000000       M3       3.991250 %
M4      881561VE1   1,000.00000000       0.00000000    3.19763975        3.19763975    1,000.00000000       M4       4.111250 %
M5      881561VF8   1,000.00000000       0.00000000    3.23652833        3.23652833    1,000.00000000       M5       4.161250 %
M6      881561VG6   1,000.00000000       0.00000000    3.26764010        3.26764010    1,000.00000000       M6       4.201250 %
B1      881561VH4   1,000.00000000       0.00000000    3.71875000        3.71875000    1,000.00000000       B1       4.781250 %
B2      881561VJ0   1,000.00000000       0.00000000    3.77319444        3.77319444    1,000.00000000       B2       4.851250 %
B3      881561VK7   1,000.00000000       0.00000000    4.10763834        4.10763834    1,000.00000000       B3       5.281250 %
B4      881561VL5   1,000.00000000       0.00000000    5.42985990        5.42985990    1,000.00000000       B4       6.981250 %
B5      881561VM3   1,000.00000000       0.00000000    5.42986270        5.42986270    1,000.00000000       B5       6.981250 %
B6      881561VN1   1,000.00000000       0.00000000    5.20833333        5.20833333    1,000.00000000       B6       6.250000 %
B7      881561VP6   1,000.00000000       0.00000000    5.20833333        5.20833333    1,000.00000000       B7       6.250000 %
R       881561VU5   1,000.00000000   1,000.00000000    0.00000000    1,000.00000000        0.00000000       R        0.000000 %
TOTALS              1,000.00000000      28.48142741    3.06322798       31.54465539      971.51857259
-----------------------------------------------------------------------------------------------------    --------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

            Principal Remittance Amount                                                                              7,775,204.68

            Scheduled Principal Payments                                                                               222,588.67

            Extra Principal Distribution Amount                                                                              0.00

            Principal Prepayments                                                                                    7,552,616.01
                                  Curtailments (Current)                                                                11,170.31
                                  Curtailments (Cumulative)                                                             11,170.31

            Repurchase Principal (Current)
                                  Balance of Mortgage Loans Repurchased                                                      0.00
                                  Number of Mortgage Loans Repurchased                                                       0.00

            Repurchase Principal (Cumulative)
                                  Balance of Mortgage Loans Repurchased                                                      0.00
                                  Number of Mortgage Loans Repurchased                                                       0.00

            Substitution Amounts                                                                                             0.00

            Net Liquidation Proceeds                                                                                         0.00

            Insurance Proceeds                                                                                               0.00

            Other Principal                                                                                                  0.00

            Gross Interest                                                                                           1,658,952.12

            Prepayment Premiums (Current)
                                  Number of Loans with Respect to which Prepayment Premiums were Collected                  35.00
                                  Balance of Loans with Respect to which Prepayment Premiums were Collected          3,694,502.26
                                  Amount of Prepayment Premiums Collected                                              101,329.67

            Prepayment Premiums (Cumulative)
                                  Number of Loans with Respect to which Prepayment Premiums were Collected                  35.00
                                  Balance of Loans with Respect to which Prepayment Premiums were Collected          3,694,502.26
                                  Amount of Prepayment Premiums Collected                                              101,329.67

     Servicing Related Reporting Items

            Recoveries from Prior Loss Determinations (Current)                                                              0.00
            Recoveries from Prior Loss Determinations (Cumulative)                                                           0.00

            Reimbursement of Non-Recoverable Advances Previously Made (Current)                                              0.00
            Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                           0.00

            Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                           0.00
            Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                        0.00

            Servicing Fees                                                                                              69,008.61
            Securites Administration Fee                                                                                 1,150.15
            Credit Risk Manager Fees                                                                                     3,450.44

            Current Monthly Advances                                                                                          N/A
            Total Outstanding Advances                                                                                        N/A

            Initial Number of Loans Outstanding                                                                             2,462

            Initial Aggregate Loan Balance                                                                         276,035,204.92

            Beginning Number of Loans Outstanding                                                                           2,462

            Beginning Aggregate Loan Balance                                                                       276,035,204.92

            Ending Number of Loans Outstanding                                                                              2,403

            Ending Aggregate Loan Balance                                                                          268,260,000.24

            Delinquent Mortgage Loans
                                   Group Totals
                                                                             Principal
                                   Period                 Number               Balance              Percentage
                                  0-29 days                      155           17,729,858.87                  6.61 %
                                  30-59 days                      29            4,221,245.34                  1.57 %
                                  60-89 days                       2              245,382.62                  0.09 %
                                  90-119 days                      0                    0.00                  0.00 %
                                  120+days                         0                    0.00                  0.00 %
                                   Total                         186           22,196,486.83                  8.27 %
            Bankruptcies
                                  Group Totals
                                                         Principal
                                   Number                Balance               Percentage
                                             5               325,851.18                 0.12 %

            Number of Bankruptcies (Current)                                                                              4.00
            Balance of Bankruptcies (Current)                                                                       252,357.60

            Number of Bankruptcies delinquent 30 to 59 days                                                               1.00
            Balance of Bankruptcies delinquent 30 to 59 days                                                         73,493.58

            Number of Bankruptcies delinquent 60 to 89 days                                                               0.00
            Balance of Bankruptcies delinquent 60 to 89 days                                                              0.00

            Number of Bankruptcies delinquent 90 to 119 days                                                              0.00
            Balance of Bankruptcies delinquent 90 to 119 days                                                             0.00

            Number of Bankruptcies delinquent 120+ days                                                                   0.00
            Balance of Bankruptcies delinquent 120+ days                                                                  0.00
            Foreclosures
                                  Group Totals
                                                         Principal
                                   Number                Balance               Percentage
                                             0                     0.00                 0.00 %
            Number of Foreclosures (Current)                                                                              0.00
            Balance of Foreclosures (Current)                                                                             0.00

            Number of Foreclosures 30 to 59 days                                                                          0.00
            Balance of Foreclosures 30 to 59 days                                                                         0.00


            Number of Foreclosures 60 to 89 days                                                                          0.00
            Balance of Foreclosures 60 to 89 days                                                                         0.00

            Number of Foreclosures 90 to 119 days                                                                         0.00
            Balance of Foreclosures 90 to 119 days                                                                        0.00

            Number of Foreclosures 120+ days                                                                              0.00
            Balance of Foreclosures 120+ days                                                                             0.00

            REO Properties
                                  Group Totals
                                                         Principal
                                   Number                Balance               Percentage
                                             0                     0.00                 0.00 %

            Number of REO Properties (Current)                                                                            0.00
            Balance of REO Properties (Current)                                                                           0.00

            Number of REO Properties 30 to 59 days                                                                        0.00
            Balance of REO Properties 30 to 59 days                                                                       0.00

            Number of REO Properties 60 to 89 days                                                                        0.00
            Balance of REO Properties 60 to 89 days                                                                       0.00

            Number of REO Properties 90 to 119 days                                                                       0.00
            Balance of REO Properties 90 to 119 days                                                                      0.00

            Number of REO Properties 120+ days                                                                            0.00
            Balance of REO Properties 120+ days                                                                           0.00

            Book Value of REO Properties                                                                                  0.00

            Subsequent Recoveries                                                                                         0.00
            Subsequent Losses                                                                                             0.00

            Current Realized Losses                                                                                       0.00
            Cumulative Realized Losses                                                                                    0.00

            Gross Weighted Average Coupon                                                                             7.2119 %

            Net Weighted Average Coupon                                                                               6.6919 %

            Weighted Average Remaining Term (Prior Month)                                                                    0
            Weighted Average Remaining Term (Current Month)                                                                349

     Trigger Event Occurrence                                                                                               NO
            Does Rolling 3 Mo Delinq Rate equal or exceed 33.50% of Required Pct?                                           NO
            Rolling 3 Month Delinquency Rate                                                                          0.2129 %
            40.25% of Required Pct (Effective After Stepdown Date)                                                   17.7766 %

            Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                                 NO
            Cumulative Realized Losses as % of Orig Agg Loan Balance                                                  0.0000 %
            Required Loss Percentage (Effective August 2008)                                                          3.2500 %

     O/C Reporting
            Minimum Required Overcollateralization Amount                                                         1,380,176.02
                                  Percentage of Initial Aggregate Loan Balance                                          0.50 %
            Targeted Overcollateralization Amount                                                                 3,036,387.00
                                  Percentage of Initial Aggregate Loan Balance                                          1.10 %
            Ending Overcollateralization Amount                                                                   3,043,104.92
                                  Percentage of Initial Aggregate Loan Balance                                          1.10 %
            Ending Overcollateralization Deficiency                                                                       0.00
            Monthly Excess Interest                                                                                 703,099.85
            Net Excess Spread                                                                                           3.27 %
            Payment to Class X                                                                                      804,429.52

            Cap Contract Account - Beginning Notional Balance                                                   272,992,000.00
            Deposits                                                                                                      0.00
            Withdrawals                                                                                                   0.00

            Total Current Floating Rate Certificate Carryover (Including Prior Outstanding)                               0.00
            Class A-1A                                                                                                    0.00
            Class A-1B                                                                                                    0.00
            Class A-1C                                                                                                    0.00
            Class M-1                                                                                                     0.00
            Class M-2                                                                                                     0.00
            Class M-3                                                                                                     0.00
            Class M-4                                                                                                     0.00
            Class M-5                                                                                                     0.00
            Class M-6                                                                                                     0.00
            Class B-1                                                                                                     0.00
            Class B-2                                                                                                     0.00
            Class B-3                                                                                                     0.00
            Class B-4                                                                                                     0.00
            Class B-5                                                                                                     0.00
            Class B-6                                                                                                     0.00
            Class B-7                                                                                                     0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.


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